CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT THREE TO GOOGLE SERVICES AGREEMENT

This Amendment Three to the Google Services Agreement (as defined below) (“Amendment Three”) is entered into by and between Google Inc., a Delaware corporation (“Google”), and Synacor, Inc., a Delaware corporation (“Company”) effective as of May 1, 2013 (the “Amendment Three Effective Date”).

RECITALS

1.	Company and Google entered into that certain Google Services Agreement dated March 1, 2011, as amended from time to time (together the “GSA” or the “Agreement”).

2.	Under this Amendment Three, Company wishes to amend the Agreement terms and conditions as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and pursuant to the terms and conditions of the Agreement, the parties hereby agree as follows:

TERMS

1.	Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as set forth in the Agreement.

2.	Addition of [*]; Addition of AFS and AFC Deduction Percentage for [*].

a.	Exhibit A of the Agreement is deleted in its entirety, and replaced with a new Exhibit A attached to this Amendment Three.

b.	Exhibit B of the Agreement is deleted in its entirety, and replaced with a new Exhibit B attached to this Amendment Three.

c.	Exhibit C of the Agreement is deleted in its entirety, and replaced with a new Exhibit C attached to this Amendment Three.

d.	The contents of the box titled “AFS Deduction Percentage”, on pages one and two of the Agreement, are deleted and replaced with the following:
[*]
[*]
[*]

e.	The contents of the box titled “AFC Deduction Percentage”, on page two of the Agreement, are deleted and replaced with the following:
[*]
[*]
[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

3.	Implementation and Maintenance of Services: Privacy Requirements. Section 2.2(g) of the Agreement is deleted in its entirety and replaced with the following:
(g)    Company will ensure that at all times during the applicable Term, Company:

(i)	has a clearly labeled and easily accessible privacy policy in place relating to the Site(s);

(ii)
provides the End User with clear and comprehensive information about cookies and other information stored or accessed on the End User’s device in connection with the Services, including information about End Users’ options for cookie management; and

(iii)
will use commercially reasonable efforts to ensure that an End User gives consent to the storing and accessing of cookies and other information on the End User’s device in connection with the Services where such consent is required by law.”

4.	New Section 3.1(i). Section 3.1(i) of the Agreement is deleted in its entirety and replaced with the following new Section 3.1(i):
(i) “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results); or

5.
Termination. The following provision is added to the Agreement as Section 17.2(g): “Google may terminate this Agreement, or the provision of any Service, immediately with notice if pornographic content that is illegal under U.S. law is displayed on any Site.”

6.	Exhibit L. Exhibits L and L-1 of the Agreement, entitled [*], are deleted in their entirety and replaced with the new Exhibit L attached to this Amendment Three.

7.	Exhibit N.

a.	Exhibit L of the Agreement, entitled [*] is deleted in its entirety and replaced with a new Exhibit N attached to this Amendment Three.

b.	Section 4.b. in Exhibit G of the Agreement is deleted in its entirety and replaced with the following:
[*]

8.
Miscellaneous. Except as modified by the provisions of this Amendment Three, all of the terms and conditions of the Agreement shall remain in full force and effect. In case of any conflict or inconsistency between the provisions of this Amendment Three and the Agreement, this Amendment Three shall control. This Amendment Three may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment Three to be executed as of the Amendment Three Effective Date.

GOOGLE INC.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

By:

Name:

Title:

Date:

SYNACOR, INC.

By:

Name:

Title:

Date:

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

AFS, AFC and WS Sites

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

AFS Revenue Share Percentage
[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

AFC Revenue Share Percentage

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT L

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT N

[*]

8

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.